TrimTabs ETF Trust

TrimTabs Float Shrink ETF (TTAC)

Supplement dated January 27, 2017 to the
Statement of Additional Information (“SAI”) dated September 20, 2016

Effective immediately, the following sentence is added to the end of the third paragraph under the “Investment Advisory Agreement” heading in the “Investment Management and Other Services” section of the SAI:

The Glick family is expected to be an affiliated person of the Fund from time to time due to direct or indirect investments in and beneficial ownership of, as well as holding for investment, Fund shares.

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For more information, please contact the Fund at (212) 217-2514.

Please retain this Supplement with your SAI.